UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 1, 2026

Amphastar Pharmaceuticals, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36509	33-0702205
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11570 6th Street
Rancho Cucamonga, CA	91730
(Address of principal executive offices)	(zip code)

(909) 980-9484

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AMPH	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07. Submission of Matters to a Vote of Security Holders.

The stockholders of the Company voted on the following items at the Annual Meeting, each of which is described in more detail in the Company’s definitive proxy statement filed with the SEC on April 13, 2026:

1.	To elect three Class I directors to serve until the Company’s 2029 annual meeting of stockholders and until each such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal;
2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2026;
3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers; and
4.	To approve, on an advisory basis, the frequency of future stockholder advisory votes on the Company’s named executive officer compensation.

The voting results for the proposals are detailed below.

1. Election of Directors

Nominee	For	Against	Abstained	Broker Non-votes
David Gaugh	35,242,863	209,084	25,045	4,439,978
William J. Peters	23,652,131	11,785,772	39,089	4,439,978
Jacob Liawatidewi	23,224,791	12,212,988	39,213	4,439,978

Each director nominee was duly elected to serve until the 2029 annual meeting of stockholders and until his or her successor is duly elected and qualified or until such director’s earlier death, resignation or removal.

2. Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstained	Broker Non-votes
39,179,786	684,828	52,356	N/A

The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

3. Advisory Vote on the Compensation of our Named Executive Officers

For	Against	Abstained	Broker Non-votes
32,585,908	2,779,281	111,803	4,439,978

The stockholders approved, on a non-binding basis, the compensation of the Company’s named executive officers.

4. Advisory Vote on the Frequency of Future Stockholder Advisory Votes on Named Executive Officer Compensation

1 Year	2 Years	3 Years	Abstained	Broker Non-votes
33,816,071	12,329	1,624,016	24,576	4,439,978

The stockholders approved, on a non-binding advisory basis, that they were in favor of one year as the frequency of holding stockholder advisory votes on the compensation of the Company’s named executive officers. In accordance with the voting results for this proposal, the board of directors of the Company has determined that the Company will hold future stockholder advisory votes on the compensation of the Company’s named executive officers every year. The next required advisory vote on the frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers will take place no later than at the Company’s 2032 annual meeting of stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPHASTAR PHARMACEUTICALS, INC.
Date: June 3, 2026
By: /s/ William J. Peters

William J. Peters
Chief Financial Officer and Executive Vice President